Accounts Payable (Tables)	12 Months Ended
Dec. 31, 2023
Accounts Payable [Abstract]
Schedule of Accounts Payable Represent Amounts Owned to Suppliers of Goods and Services	Accounts payable represent amounts owed to suppliers of goods and services that the Group has consumed through operations. Accounts payable consist of the following (in thousands):
	Year Ended December 31,
	2023	2022
	(in thousands)
Accounts payable	$5,084	$1,138
Total	$5,084	$1,138